Exhibit 10.28
NUCRYST PHARMACEUTICALS CORP.
DESCRIPTION OF EXECUTIVE OFFICER CASH COMPENSATION
FOR 2007
Set forth below are the 2007 annual salary of the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated Executive Officers.
Scott H. Gillis
President and Chief Executive Officer

Salary
$275,000 US
Eliot M. Lurier
Vice President, Finance and Administration and Chief Financial Officer

Salary
$171,000 US
Paul Schechter, Ph.D., M.D.
Vice President, Drug Development & Regulatory Affairs and Chief Medical Officer

Salary
$240,000 US
David McDowell
Vice President, Manufacturing Operations

Salary
$188,809 US1
Katherine J. Turner
Vice President, Research

Salary
$195,000 US

1.	Mr. McDowell’s 2007 salary has been translated into U.S. dollars for purposes of this table at the December 31, 2006 exchange rate of U.S.$1.00 = CDN $1.1652.
     In addition to salary, the named executive officers will be eligible to receive non-equity incentive compensation for 2007 corporate performance pursuant to NUCRYST’s employee variable pay program.

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